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                         DISTRIBUTION SUPPORT AGREEMENT

         THIS DISTRIBUTION SUPPORT AGREEMENT (this "Agreement") is made as of __________________, 1999 between Atlas Pipeline Partners, L.P. (the "MLP") and Atlas Pipeline Partners GP, LLC (the "General Partner").

         WHEREAS, the General Partner is the general partner of the MLP;

         WHEREAS, the MLP has completed a public offering (the "Offering") of common units of limited partnership interest (the "Common Units"); and

         WHEREAS, it is a condition to the completion of the Offering that the General Partner enter into this Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein set forth, and intending to be legally bound, the parties agree as follows:

         1. Defined Terms. Unless otherwise defined herein, capitalized terms shall have the meanings set forth in the First Amended and Restated Agreement of Limited Partnership of the MLP (the "Partnership Agreement") except that, as used herein, "Common Units" refers only to the Common Units issued and outstanding as a result of the Offering.

         2. MLP's Limited Capital Call Right. During each of the calendar quarters up to and including that ending on December 31, 2002 (the "Call Period"), the General Partner agrees to contribute to the capital of the MLP, within ____ business days of its receipt of the MLP's notice, an amount equal to
(a) the difference between (i) the amount of Available Cash determined in compliance with the Partnership Agreement and (ii) the Minimum Quarterly Distribution for that quarter multiplied by the number of Common Units. The General Partner shall be entitled to repayment of any amounts so contributed as set forth in the Partnership Agreement. The MLP's notice shall not be given to the General Partner prior to the later of (x) the end of the quarter for which the capital call is being made or (y) the determination of the Available Cash for that quarter.

         3. Letter of Credit. The General Partner has obtained, and shall maintain in accordance with the provisions hereof, an irrevocable letter of credit for the benefit of the MLP, from a commercial bank in the amount of $12,600,000 to secure its performance hereunder (the "Letter of Credit"). Unless otherwise permitted hereby, the Letter of Credit shall expire no earlier than March 1, 2003.

                  (i) Increase on Amount of Letter of Credit. In the event the underwriters of the Offering exercise their over-allotment option, the General Partner agrees, effective not later than the date on which the over-allotment Common Units are sold, to cause the amount of the Letter of Credit to be increased by an amount equal to the product of (i) $0.42 multiplied by (ii) the number of quarters remaining in the Call Period multiplied by (iii) the number of over- allotment Common Units.

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                  (ii) Reduction in Amount of Letter of Credit. The amount
available under the Letter of Credit shall be adjusted from time to time as appropriate to reflect the maximum amount of capital the General Partner may be required to contribute to the MLP hereunder. The letter of Credit shall provide that it be subject to partial draws and shall be reduced each quarter after determination of Available Cash, upon the earliest of (i) a draw on the Letter of Credit; (ii) General Partner's making required capital contribution hereunder; or (iii) determination that no capital contribution is required.

         4. Termination. This Agreement, and the parties rights and duties hereunder, shall terminate in the event the General Partner is removed as general partner of the MLP under circumstances where Cause does not exist and Units held by the General Partner and its Affiliates are not voted in favor of that removal.

         5.       Miscellaneous.

                  (a) Choice of Law; Submission to Jurisdiction. This Agreement shall be subject to and governed by the laws of the Commonwealth of Pennsylvania, excluding any conflicts-of-law rule or principle that might refer the construction or interpretation of this Agreement to the laws of another state. Each party hereby submits to the jurisdiction of the state and federal courts in the Commonwealth of Pennsylvania and to venue in Philadelphia, Pennsylvania.

                  (b) Entire Agreement. This Agreement constitutes the entire agreement of the parties relating to the matters contained herein, superseding all prior contracts or agreements, whether oral or written.

                  (c) Effect of Waiver or Consent. No waiver or consent, express or implied, by any party to or of any breach or default by any party in the performance by such party of its obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance by such party of the same or any other obligations of such party hereunder. Failure on the part of a party to complain of any act of the other party or to declare the other party in default, irrespective of how long such failure continues, shall not constitute a waiver by such party of its rights hereunder until the applicable statute of limitations period has run.

                  (d) Amendment or Modification. This Agreement may be amended or modified from time to time only by the written agreement of all the parties hereto; provided, however, that the MLP may not, without the prior approval of the Conflicts Committee, agree to any amendment or modification of this Agreement that, in the reasonable discretion of the General Partner, will adversely affect the Common Unit holders.

                  (e) Assignment. No party shall have the right to assign its rights or obligations under this Agreement without the consent of the other party.

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                  (f) Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all signatory parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument.

                  (g) Severability. If any provision of this Agreement or the application thereof to any party or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to circumstances other than those as to which it has been held invalid or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination, the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.

                  (h) Further Assurances. In connection with this Agreement and all transactions contemplated by this Agreement, each signatory party hereto agrees to execute and deliver such additional documents and instruments and to perform such additional acts as may be necessary or appropriate to effectuate, carry out and perform all of the terms, provisions and conditions of this Agreement and all such transactions.

                  (i) Third Party Beneficiaries. The provisions of this Agreement are enforceable solely by the parties to it, and no Common Unit holder or its assignee or any other person shall have the right, separate and apart from the MLP, to enforce any provision of this Agreement or to compel any party to this Agreement to comply with its terms.

                  (j) Headings. The headings throughout this Agreement are inserted for reference purposes only, and are not to be construed or taken into account in interpreting the terms and provisions of any Article, nor to be deemed in any way to qualify, modify or explain the effects of any such term or provision.


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         IN WITNESS WHEREOF, the parties have executed this Agreement on, and effective as of, the date first written above.



                             ATLAS PIPELINE OPERATING PARTNERSHIP, L.P.


                             By:      Atlas Pipeline Partners GP, LLC
                                      Its general partner

                             By:
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                             Name:
                                 ----------------------------------------
                             Its:
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                             ATLAS PIPELINE PARTNERS GP, LLC


                             By:
                                 ----------------------------------------
                             Name:
                                 ----------------------------------------
                             Its:
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